Research and Development Arrangements	12 Months Ended
Jan. 31, 2012
Research and Development Expense [Abstract]
Research and Development Arrangements
RESEARCH AND DEVELOPMENT ARRANGEMENTS
A portion of the Company’s research and development operations are located in Israel, where certain of the Company’s subsidiaries derive benefits from participation in programs sponsored by the Government of Israel for the support of research and development activities in Israel. Certain of the Company’s research and development activities include projects partially funded by the Office of the Chief Scientist of the Ministry of Industry and Trade of the State of Israel (the “OCS”) under which the funding organization reimburses a portion of the Company’s research and development expenditures under approved project budgets. Although the Government of Israel does not own proprietary rights in the OCS-funded Products and there is no specific restriction by the OCS with regard to the export of the OCS-funded Products, under certain circumstances, there may be limitations on the ability to transfer technology, know-how and manufacture OCS-funded Products outside of Israel. Such limitations could result in the requirement to pay increased royalties or a redemption fee calculated according to the applicable regulations.
The Company’s gross research and development expenses for the fiscal years ended January 31, 2012, 2011 and 2010 were $115.7 million, $100.8 million and $86.7 million, respectively. Amounts reimbursable by the OCS and others for the fiscal years ended January 31, 2012, 2011 and 2010, were $4.7 million, $4.3 million and $2.9 million, respectively, which were recorded as a reduction to gross research and development expenses within “Research and development, net.”